EXHIBIT 31.2


CERTIFICATION PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002
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I,  George  Sharp,  Principal  Financial  Officer  of Sharp Holding Corporation,
certify  that:

1.   I  have  reviewed  this  annual  report  on  Form  10-KSB  of SHARP HOLDING
     CORPORATION.

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of Sharp Holding Corporation as of, and for, the periods presented in this report;

4.   Sharp Holding Corporation's other certifying officer and I:

     a) are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for Sharp Holding Corporation and have;
     b) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Sharp Holding Corporation, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;
     c) evaluated the effectiveness of the Sharp Holding Corporation's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a the end of the period covered by this report based on such evaluation; and
     d) disclosed in this report any change in Sharp Holding Corporation's internal control over financial reporting that occurred during Sharp Holding Corporation's most recent fiscal quarter (Sharp Holding Corporation's fourth quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, Sharp Holding Corporation's internal control over financial reporting: and

5. Sharp Holding Corporation's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to Sharp Holding Corporation's auditors and the audit committee of Sharp Holding Corporation's board of directors (or persons performing the equivalent functions):

     a) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect Sharp Holding
          Corporation's ability to record, process, summarize and report financial information; and
     b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls over financial reporting.


Date:  April  14,  2005

/S/ GEORGE SHARP
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GEORGE SHARP
PRINCIPAL FINANCIAL OFFICER OF SHARP HOLDING CORPORATION